Northwestern Mutual Series Fund, Inc.
Multi-Sector Bond Portfolio
Supplement Dated December 28, 2022
to the
Summary Prospectus for the Multi-Sector Bond Portfolio Dated May 1, 2022
The following information supplements the Summary Prospectus for the Multi-Sector Bond Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2022 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Multi-Sector Bond Portfolio—Portfolio Managers Update
Effective December 6, 2022, Eve Tournier no longer serves as a portfolio manager for the Multi-Sector Bond Portfolio (the “Portfolio”). Also effective December 6, 2022, Charles Watford and Regina Borromeo joined Sonali Pier, Daniel Invascyn, and Alfred Murata as co-portfolio managers of the Portfolio. Accordingly, the “Portfolio Managers” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby replaced with the following:
“Portfolio Managers: Sonali Pier, Executive Vice President of PIMCO, joined PIMCO in 2013 and has managed the Portfolio since May 2018.
Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.
Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.
Charles Watford, Executive Vice President of PIMCO, joined PIMCO in 2007, and has managed the Portfolio since December 2022.
Regina Borromeo, Executive Vice President of PIMCO, joined PIMCO in 2022, and has managed the Portfolio since December 2022.”
Please retain this Supplement for future reference.